UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2009

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (337) 237-1960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant.

On August 24, 2009 (the “Notice Date”), Home Bancorp, Inc. (the “Company”) notified Ernst & Young LLP that it had been dismissed as the Company’s independent registered public accounting firm, effective as of the Notice Date. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

Ernst & Young LLP performed audits of the Company’s consolidated financial statements for the years ended December 31, 2008 and 2007. Ernst & Young LLP’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2008, and from December 31, 2008 through the Notice Date, there were no (i) disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of such disagreements in connection with its report on the Company’s consolidated financial statements, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

The Company furnished Ernst & Young LLP with a copy of this report prior to filing with the SEC and requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to Ernst & Young LLP’s audit services and engagement as the Company’s independent registered public accounting firm. Ernst & Young LLP has furnished a letter addressed to the SEC dated August 28, 2009, a copy of which is attached hereto as Exhibit 16.0.

On August 24, 2009, the Company notified Porter Keadle Moore LLP that it had been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

During the two years ended December 31, 2008 and from December 31, 2008 through the notice date, neither the Company nor anyone on its behalf has consulted Porter Keadle Moore LLP with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with Ernst & Young LLP, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
16.0	Letter of Ernst & Young LLP dated August 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: August 28, 2009	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
Executive Vice President and Chief Financial Officer

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